UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  06/02/2006

RAYONIER INC.
(Exact name of registrant as specified in its charter)

Commission File Number:  1-6780

North Carolina	13-2607329
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

50 North Laura Street
Jacksonville, Florida
32202
(Address of principal executive offices, including zip code)

904-357-9100
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 5.02.    Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Lee M. Thomas, former President and Chief Operating Officer of Georgia-Pacific Corporation, was elected to Rayonier Inc.'s Board of Directors effective June 2, 2006.

Mr. Thomas is expected to be appointed to one or more Board committees upon the recommendation of the Nominating and Corporate Governance Committee and approval by the Board of Directors in July.

A copy of the press release announcing the election of Mr. Thomas is attached hereto as Exhibit 99.1.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAYONIER INC.

Date: June 05, 2006	By:	/s/ Hans E. Vanden Noort
Hans E. Vanden Noort
Senior Vice President and Chief Accounting Officer

Exhibit Index

Exhibit No.	Description
EX-99.1	Press release entitled "Rayonier Names Lee M. Thomas to Board of Directors" issued June 5, 2006